                                                                   EXHIBIT 10(k)

                                   AMENDMENT C
                                       TO
                   EIGHTH AMENDED AND RESTATED LOAN AGREEMENT


         THIS AMENDMENT C TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is made as of November 30, 2000, between BANK OF AMERICA, N.A., a national banking association (the "Bank"), and PEERLESS MFG. CO., a Texas corporation (the "Borrower").

                                R E C I T A L S:

         A. The Borrower and the Bank are parties to that certain Eighth Amended and Restated Loan Agreement dated as of December 12, 1999 (the "Original Loan Agreement"), as amended by that certain Amendment A to Eighth Amended and Restated Loan Agreement dated as of February 25, 2000 ("Amendment A"), and as amended by that certain Amendment B to Eighth Amended and Restated Loan Agreement dated as of May 30, 2000 ("Amendment B,"). The Original Loan Agreement, Amendment A and Amendment B are collectively referred to herein as the "Existing Loan Agreement."

         B. Chase (as herein defined) has previously extended one or more credit facilities to the Borrower pursuant to the Chase Loan Documents (as herein defined).

         C. In return for the Bank's agreement to waive certain events of default existing under the Loan Documents and Chase's agreement to waive certain events of default under the Chase Loan Documents, the Borrower has agreed to grant a security interest to the Bank, as collateral agent for itself and for Chase, to secure both the Bank of America Debt and the Chase Debt, each as defined below. This lien has been created by the Security Agreement, defined below, and the relationship between the Lenders with respect to the collateral described in the Security Agreement is set forth in the Intercreditor Agreement as defined below.

         D. The Borrower and the Bank have agreed to amend the Existing Loan Agreement (i) to provide that the Borrower cannot pay dividends if an event of default has occurred thereunder, (ii) to provide that a default under the Chase Loan Documents is an event of thereunder, and (iii) to make various other changes necessary to effect the foregoing.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower agree as follows:

         1.0 SAME TERMS. All terms used herein which are defined in the Existing Loan Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" shall mean the Existing Loan Agreement, as amended by this Amendment, and as the same shall hereafter be amended from time to time. All references to the "Loan Documents" in the Existing Loan Agreement and the other Loan Documents shall also include the Security Agreement and Intercreditor Agreement, each as defined below. In addition, the following terms have the meanings set forth below:

             "CHASE" means The Chase Manhattan Bank, a New York banking association, as successor to Chase Bank of Texas, N.A.

             "CHASE LOAN DOCUMENTS" mean all loan agreements, notes, letters of credit, documents, instruments, guarantees, security agreements, deeds of trust, pledge agreements, certificates and agreements between the Borrower and Chase which reflect any loan or other extension of credit made by Chase to the Borrower, or which are delivered by the Borrower to Chase in connection with any loan or other extension of credit by Chase to the Borrower. The Chase Loan Documents include the Security Agreement and the Intercreditor Agreement.

             "EFFECTIVE DATE" means November 30, 2000, or such later date as the Borrower has satisfied the conditions precedent specified in Section 3.0 of this Amendment.

             "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement among the Bank, Chase and the Borrower dated as of November 30, 2000, as the same may be amended or modified from time to time.

             "SECURITY AGREEMENT" means that certain Security Agreement between the Borrower and the Bank, in its capacity as the collateral agent for itself and Chase, dated as of November 30, 2000, as the same may be amended or modified from time to time.

         2.0 AMENDMENTS TO AGREEMENT. On the Effective Date, the Agreement shall be amended as follows:

             2.1 Amendment to Definitions. The definitions of "Chase," "Chase Loan Documents," "Intercreditor Agreement," and "Security Agreement," shall be inserted into Section 1.0. In addition, the definition of "Chase Agreement" shall be amended to read in its entirety as follows:

                 "CHASE AGREEMENT. Chase Agreement means the Loan Agreement between the Borrower and Chase dated as of December 12, 1998, as modified and amended from time to time."

             2.2 Amendment to Section 5. Section 5 of the Agreement shall be amended by adding the following paragraph I:

                 "I. NO PAYMENT OF DIVIDENDS UPON DEFAULT. Declare, authorize or pay any dividend at any time after an event of default under this Agreement has occurred."

             2.3 Amendment to Section 6. Section 6 of the Agreement shall be amended by adding the following paragraph Q:

                 "Q. The occurrence of any default under any of the Chase Loan Documents."

         3.0 CONDITIONS PRECEDENT. The transactions contemplated by this Amendment shall be deemed effective on the Effective Date when the following conditions have been complied with to the satisfaction of the Bank, unless waived by the Bank in writing:

             3.1 Amendment. The Borrower shall have executed and delivered to the Bank this Amendment.

             3.2 Security Agreement and Intercreditor Agreement. The Borrower shall have executed and delivered to the Bank the Security Agreement and Intercreditor Agreement.

             3.3 Other Documents. The Bank shall have received in form and substance satisfactory to the Bank and its counsel such other approvals, documents, certificates, and other instruments as the Bank in its sole discretion shall require.

             3.4 Chase Approval. The Borrower shall have delivered to the Bank evidence satisfactory to the Bank that the execution, delivery, and performance of this Amendment does not violate any of the Chase Loan Documents or that Chase has waived any such violation.

         4.0 CERTAIN REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower represents and warrants as follows (which representations and warranties shall survive the execution and delivery hereof):

             4.1 Authority and Compliance. The Borrower has full power and authority to execute, deliver, and perform all of the Loan Documents, including this Amendment, the Security Agreement and the Intercreditor Agreement, to which it is a party and to incur and perform the obligations provided for therein. No consent or approval of any public authority or third party is required as a condition to the validity or performance of any of the Loan Documents.

             4.2 Binding Agreements. This Amendment and all of the Loan Documents executed by the Borrower constitute valid and legally binding obligations of the Borrower, enforceable in accordance with their terms.

             4.3 No Conflicting Agreements. There is no charter, bylaw, stock provision, partnership agreement, or other document pertaining to the power or authority of the Borrower and no provision of any existing agreement, mortgage, indenture, or contract binding upon the Borrower or affecting any of the property of the Borrower which would conflict with or in any way prevent in any material respect the execution, delivery, or carrying out of the terms of this Amendment and the other Loan Documents.

             4.4 Previous Representations. All of the representations by Borrower in the Agreement are true and correct as of the date hereof as if set forth herein.

         5.0 LIMITATION ON AGREEMENTS. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition of the Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Bank now has or may in the future have under or in connection with the Agreement and the Loan Documents, each as amended hereby.

         6.0 INCORPORATION OF CERTAIN PROVISIONS BY REFERENCE. The provisions of
Section 10.B and Section 11 of the Agreement are incorporated herein by reference for all purposes.

         7.0 ENTIRETY, ETC. This instrument and all of the other Loan Documents embody the entire agreement between the parties. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have executed this Amendment C to Eighth Amended and Restated Loan Agreement to be effective as of the Effective Date.

                         BANK OF AMERICA, N.A.



                         By: /s/ J. Shelby Farris
                            ----------------------------------------------------
                             J. Shelby Farris, Vice President


                         PEERLESS MFG. CO.



                         By:/s/ Sherrill Stone
                            ----------------------------------------------------
                            Sherrill Stone, Chairman and Chief Executive Officer